Cautionary Statements

NYSE:HL

Cautionary Statement Regarding Forward Looking Statements.

Statements made or information provided in this presentation that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of Canadian securities laws. Words such as "may", "will", "should", "expects", "intends", "projects", "believes", "estimates", "targets", "anticipates" and similar expressions are used to identify these forward-looking statements. Such forward-looking statements or forward-looking information include statements or information regarding the completion of the Transaction; additions to Hecla's gold production and cash flow, the accretive nature of the Transaction; the realization of potential synergies, the impact of the Transaction on Hecla's financial flexibility, cash flow, balance sheet and liquidity; and the exploration potential of Klondex's land position. The material factors or assumptions used to develop such forward-looking statements or forward-looking information include that the Hecla's plans for development and production will proceed as expected and will not require revision as a result of risks or uncertainties, whether known, unknown or unanticipated, to which the Hecla's operations are subject.

Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those projected, anticipated, expected or implied. These risks and uncertainties include, but are not limited to, metals price volatility, volatility of metals production and costs, litigation, regulatory and environmental risks, operating risks, project development risks, political risks, labor issues, ability to raise financing and exploration risks and results. Refer to Hecla's Form 10K and 10-Q reports for a more detailed discussion of factors that may impact expected future results Neither Hecla nor Klondex undertakes any obligation to update forward-looking statements in this presentation other than as may be required by law.

Similarly, please refer to the securities filings of Klondex for further information concerning risks applicable to it and its forward-looking information..

Cautionary Note Regarding Estimates of Measured, Indicated and Inferred Resources

The SEC permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation, such as "resource," "measured resources," "indicated resources," and "inferred resources" that are recognized by Canadian regulations, but that SEC guidelines generally prohibit U.S. registered companies from including in their filings with the SEC, except in certain circumstances. U.S. investors are urged to consider closely the disclosure in our most recent Form 10-K and Form 10-Q. You can review and obtain copies of these filings from the SEC's website at www.sec.gov.

Qualified Person (QP) Pursuant to Canadian National Instrument 43-101

Pursuant to Canadian National Instrument 43-101, Dean McDonald, PhD, P.Geo., Senior Vice president – Exploration of Hecla Mining Company, who serves as a Qualified Person under National Instrument 43-101, supervised the preparation of the scientific and technical information in this presentation as it relates to Hecla..

Pursuant to NI 43-101, Brian Morris, CPG, Senior Vice President – Exploration of Klondex, who serves as a Qualified Person under NI 43-101, supervised the preparation of the scientific and technical information in this presentation as it relates to Klondex.

Cautionary Note Regarding Non-GAAP Measure

Cash cost per ounce of silver and gold, net of by-product credits, EBITDA, adjusted EBITDA, all in sustaining capital ("AISC"), after by-product credits, cash provided by operating activities before working capital changes, and free cash flow represent non-U.S. Generally Accepted Accounting Principles (GAAP) measurements. A reconciliation of these non-GAAP measures to the most comparable GAAP measurements can be found in the Appendix.

Information About Each Company

Information in this presentation about Hecla has been provided by, and is the responsibility of, Hecla. For further information about Hecla, please refer to Hecla's SEC filings, including its Annual Report on Form 10-K filed on February 15, 2018 and its filings with Canadian securities regulatory authorities under its profile on SEDAR. Information in this presentation about Klondex has been provided by, and is the responsibility of, Klondex. For further information about Klondex, please refer to Klondex's SEC filings, including its Annual Report on Form 10-K filed on March 15, 2018 and its filings with Canadian securities regulatory authorities under its profile on SEDAR.

Cautionary Statements

NYSE:HL

Additional Information About the Transaction and Where to Find It

This material relates to Hecla's proposed acquisition (the "Transaction") of Klondex. Shares of Hecla's common stock (the "Hecla Shares") issued in connection with the proposed Transaction may be registered pursuant to a registration statement to be filed with the SEC or issued pursuant to an available exemption. This information is not a substitute for any registration statement or any other document that Hecla may file with the SEC or issued pursuant to an available exemption. This information is not a substitute for any registration statement or any other document that Hecla may file with the SEC or that it or Klondex may send to their respective shareholders in connection with the offer and/or issuance of Hecla Shares. Investors are urged to read any registration statement, if and when filed, and all other relevant documents that may be filed with the SEC or with Canadian regulatory authorities as and if they become available because they will contain important information about the issuance of Hecla Shares. Documents, if and when filed with the SEC, will be available free of charge at the SEC's website (www.sec.gov) and under Hecla's profile on the SEDAR website at www.sedar.com. You may also obtain these documents by contacting Hecla's Investor Relations department at Hecla Mining Company; Investor Relations; 1-800-HECLA91 (1-800-432-5291); hmc-info@hecla-mining.com. **This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities.**

In connection with the proposed transaction, Klondex will file proxy soliciting materials with the SEC and/or Canadian regulatory authorities. The information contained in any such filing may not be complete and may be updated, amended or changed. SHAREHOLDERS ARE URGED TO READ SUCH MATERIALS WHEN AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC AND/OR CANADIAN REGULATORY AUTHORITIES CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Proxy solicitation materials will be mailed to Klondex's shareholders seeking their approval of the proposed transaction. Anyone may also obtain a copy of such materials free of charge once available by directing a request to: Klondex Mines Ltd., 6110 Plumas Street, Reno, NV 89506, Attention: Investor Relations, or Hecla Mining Company, 6500 N. Mineral Drive, Suite 200, Coeur d'Alene, ID 83815-9408; Attention: Investor Releations; 1-800-HECLA91 (1-800-432-5291). In addition, any relevant materials filed with the SEC will be available free of charge at the SEC's website at www.sec.gov and under Klondex's profile on the SEDAR website at www.sedar.com. Interested persons may access copies of such documentation filed with the SEC by visiting the Klondex's website at www.klondexmines.com.

Participants in Solicitation

Hecla, Klondex, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Hecla is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 15, 2018, its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on April 10, 2017, and its Current Report on Form 8-K, which was filed with the SEC on June 1, 2017. These documents may be obtained free of charge from the SEC's website at www.sec.gov and Hecla's website at www.hecla-mining.com. Information about the directors and executive officers of Klondex is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 15, 2018, its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on April 11, 2017 and its Current Report on Form 8-K, which was filed with the SEC on May 8, 2017. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Klondex proxy statement and other relevant materials to be filed with the SEC when they become available. These documents may be obtained free of charge from the SEC's website at www.sec.gov and Klondex's website at www.klondexmines.com.

Upside Grade Potential at Fire Creek

Assumed 15% grade upside despite history of 98-530% increase


Drilling Only
-100.000 <= < 0.000
0.000 <= < 0.050
0.050 <= < 0.100
0.100 <= < 0.200
0.200 <= < 0.500
0.500 <= < 1.000
1.000 <= < 5.000
5.000 <= < 9999.000

Historical Results

	Drilling	Mining	Difference
	GRADE	GRADE	GRADE
VEIN	AuEq (Oz)	AuEq (Oz)	AuEq (Oz)
Joyce	2.34	4.64	**98%**
Karen	1.86	4.81	**159%**
Vonnie	2.94	18.53	**530%**
Main	2.21	5.41	**145%**


Underground Sampling Effect
Future Sampling = UPSIDE POTENTIAL
-100.000 <= < 0.000
0.000 <= < 0.050
0.050 <= < 0.100
0.100 <= < 0.200
0.200 <= < 0.500
0.500 <= < 1.000
1.000 <= < 5.000
5.000 <= < 9999.000

Collection of underground samples while undercutting (silling) the ore zone increases the grade relative to drilling

Joyce Vein longitudinal looking east, Blocks colored by diluted AuEq

Midas – Potential to the South

Systematic vein orientations define new target in vicinity of mine

KLONDEX MINES LTD

Hecla MINING COMPANY

NYSE:HL



Future Queen Vent Raise
Queen Vein
Haulage 3 Rib
Southern Owyhee Fault (SOW)
V6030
Esmeralda Vein
B
B'
A'
A
N
MUC-02822
4.0 ft @ 0.93 opt AuEq
DMC-00351
1.4 ft @ 0.24 opt AuEq
5.0 ft @ 0.13 opt AuEq
DMC-00349
5.6 ft @ 0.21 opt AuEq
DMC-00350
0.8 ft @ 0.40 opt AuEq
6.6 ft @ 0.65 opt AuEq
Incl. 1.1 ft @ 3.14 opt AuEq
DMC-00348
1.5 ft @ 1.04 opt AuEq
1.0 ft @ 0.52 opt AuEq
DMC-00347
3.7 ft @ 0.32 opt AuEq
7.1 ft @ 0.24 opt AuEq
2.5 ft. @ 0.20 opt AuEq
DMC-00346
1.0 ft @ 0.57 opt AuEq
3.5 ft @ 0.19 opt AuEq
DMC-00338A
2.1 ft @ 0.21 opt AuEq
3.8 ft @ 0.51 opt AuEq
Incl. 1.5 ft @ 1.12 opt AuEq
DMC-00337
1.5 ft @ 7.83 opt AuEq
DMC-00303
No Significant Intercepts
DMC-00306
No Significant Intercepts
DMC-00293
9.0 ft @ 0.54 opt AuEq
DMC-00295
1.0 ft @ 0.65 opt AuEq
2.0 ft @ 0.26 opt AuEq
2.5 ft @ 0.12 opt AuEq
DMC-00296
4.0 ft @ 0.12 opt AuEq
DMC-00292
7.5 ft @ 0.16 opt AuEq
4.0 ft @ 0.39 opt AuEq
1.0 ft @ 0.35 opt AuEq
DMC-00300
7.5 ft @ 0.10 opt AuEq
4.0 ft @ 0.35 opt AuEq
10.0 ft @ 0.24 opt AuEq
DMC-00301
5.0 ft @ 0.25 opt AuEq
2.5 ft @ 2.45 opt AuEq
DMC-00302
5.0 ft @ 9.36 opt AuEq
7.2 ft @ 0.15 opt AuEq
Trinity Exploration Drilling Update
New Significant Assay
Previously Released Assay
Drill Collar
Veins
UG Workings
0 285 570 1,140 1,710 2,280 Feet
470000 470500 471000 471500 472000 472500 473000 473500 474000 474500 475000 475500
2357800 2357200 2356600 2356000 2355400 2354800

Hollister Mine – near term targets

Vein extensions and parallel structures

KLONDEX MINES LTD. | Hecla MINING COMPANY | NYSE:HL



Velvet South Zone
+50,000
Au oz
Potential
+100,000
Au oz
Potential
Gloria Zone
Upper Zone (UZ)
(open to East)
4930 Level
+50,000
Au oz
Potential
Optimization studies , i.e.,
• Gloria, UZ long hole stope option
• Backfilling alternatives
0 Feet 1,000
Hatter Target
3,500' SW
250 to 2 million
Au oz Potential

Hollister – Upside at Hatter Graben

Potential of one vein = 1.1 million gold ounces; Multiple veins identified

KLONDEX MINES LTD. | Hecla MINING COMPANY | NYSE:HL



WEST
A
Gloria
Hollister Mine
425k AuEq Oz
Hatter Graben
PLAN VIEW
Hatter Graben Veins
OPEN
~600 ft.
OPEN
Unconformity
Tertiary
Ordovician
OPEN
Little Antelope Creek Fault
OPEN
H17-005
H17-010
H17-004
H17-008
~1,400 ft.
H17-003
H17-001
H17-007
H17-002
1,000 ft.
OPEN
Completed Drill Hole
Completed Drill Hole
Drilling in progress

HATTER GRABEN INTERCEPTS		
Drillhole	oz/ton Au	True Width (ft)
DDH-92078	0.55	0.85
IV-90732	2.10	4.25
IH-174	2.40	0.85
H17-004	0.87	2.13
H17-001	1.53	2.64
H17-001	0.74	5.53
H17-005	2.37	1.45
H17-007	0.84	2.04
H17-010	0.82	0.60
H17-010	2.56	0.94
H17-010	4.08	1.02
H17-008	0.86	1.62
AVERAGE	1.46	1.99

One Vein Potential	
Strike Length	6300'
Depth	1400'
Vein Width	1.99
Tonage Factor	12.81
Tons	1,369,654
oz/ton Au	1.46
Gold Ounces	2,005,397

- Vertical dimension of mineralization at Hatter Graben over 1,200 feet

Greens Creek: Adding to the Known Trends

Drilling expected to continue to convert resources into reserves

KLONDEX MINES LTD

Hecla MINING COMPANY

NYSE:HL



Plan View – Q417 Drilling
Trends of Mineralization
West Exploration
N
East Ore Definition
Gallagher Fault
Maki Fault
Deep Southwest Definition
Deep 200 South Definition and Exploration
Gallagher Definition
1000 Feet

985 Drift Autonomous Haulage In Operation

Truck runs 24 hours a day; cost savings expected


P. Crown Pillar
134
129
124
124
111
SW
INTER
NW
SW
280m Track Drift
4600m
SW
119
123S
117S
109
550m Track Drift
LI
104
115
4200m
113
810m Exp. Drift
118
123S
985m Drift
118
3800m
985 Automated Drift
0
2000ft
11000E
12000E



Control room

Loading 40-tonne autonomous Sandvik truck



Casa Berardi: Open Pit Potential

Surface view showing potential series of open pits

KLONDEX MINES LTD | Hecla MINING COMPANY NYSE:HL



CASA BERARDI MINE
Surface Infrastructures
Hecla QUEBEC
West Mine Area
Principal Area
East Mine Area
Proposed Principal Pit
Preliminary 134 Pit
EMCP Pit
Proposed 160 Pit
12000E
13000E
14000E
15000E
124
124
134
160
146/148
NW -SW
BM 768
BM 833
Casa Berardi Fault
Surface Drilling
Zone projection
10000N
0
2000ft

#4 Shaft Gives Access to the High Grade Zone

At least 30 more years of mine-life expected

Hecla MINING COMPANY
NYSE:HL



20 Years
Past Mining
6500 Level
7500 Level
Resource Shown
To 8300'
#4 Shaft
Mine Face (Galena)
97.2 opt Silver
47.5% Lead
900'@ +24 opt
AgEq
30 Vein

ORE GRADE VALUES
*AgEq Grade (opt)

- > 24
- 18 - 24
- 12 - 18
- 6 - 12
- < 6

Dec. 31, 2015

*Ag Equivalent Values Based Upon: Resource Prices $20.00/oz Ag, $0.90/lb Pb, $0.90/lb Zn

Continuous Mechanical Cutting To Eliminate Drill/Blast

Delivery late 2019: Could revolutionize the Lucky Friday

Could Improve Safety and Productivity



Atlas Copco Test Mine 2016

3D Graphic of
Remote Vein Miner


Atlas Copco

Underground Design Layout

Ore haulage ramping up

NYSE:HL


2701900N
N
North Vein
Satellite Pit
North Portal
North Vein
Pit
2701400N
Production Stopes for 2018 & 2019
Potential resources within mineable reserves
Underground Development
Developed as of January 1, 2018
Development Forecast 2018
Development Forecast 2019
North Ramp
Francine Portal
620400E
2700900N
621900E
622400E

Francine Vein Polymetallic Potential

Polymetallic mineralization traced for over 5,000 feet of strike length

KLONDEX MINES LTD. | Hecla MINING COMPANY NYSE:HL



FRANCINE VEIN LONGITUDINAL SECTION
(Looking NE)
SAN SEBASTIAN MINE AREA
LEGEND
Current Pit Design
Vein or Vein Projection
Section Location
Limit of Current Hugh Zone Resource
West Francine Vein Target Area
NW
SE
PROSPECTIVE FOR POLYMETALLIC MINERALIZATION
Polymetallic (Hugh Zone)
San Ricardo Fault
6,500
6,000
5,500
5,000
4,500
9.1 oz/ton silver 3% Cu, 3% Pb, 4% Zn over 2.6 feet
8.2 oz/ton silver 2% Cu, 3% Pb, 4% Zn over 6.2 feet
12.8 oz/ton silver 2% Cu, 4% Pb, 6% Zn over 3.6 feet
4.7 oz/ton silver 1% Cu, 2% Pb, 2% Zn over 11.8 feet
4.6 oz/ton silver 2% Cu, 2% Pb, 4% Zn over 9.6 feet
9.2 oz/ton silver 2% Cu, 5% Pb, 5% Zn over 6.3 feet
$400
$300
$200
$100
$50
$25
$10
$NSR VALUE PER TON (5.9 FT DILUTED)
PROGRAMMED DRILL HOLE
DRILL HOLE ASSAYS PENDING
DRILL HOLE INTERCEPT
$140 NSR + CUTOFF FOR UG MINING
FAULT
SCALE
0
500
1000
FEET

Middle Vein Polymetallic Potential

Predicting a horizonal polymetallic zone below the oxide reserve

KLONDEX MINES LTD · Hecla MINING COMPANY · NYSE:HL



SAN SEBASTIAN MINE AREA
N
LEGEND
Current Pit Design
Vein or Vein Projection
Section Location
MIDDLE VEIN LONGITUDINAL SECTION
(Looking NE)
MIDDLE VEIN
NORTH RAMP
MIDDLE VEIN
OPEN PIT SHELL
$NSR VALUE
PER TON
(5.9 FT DILUTED)
NW
6,500
6,000
5,500
5,000
$400
$300
$200
$100
$50
$25
$10
97 ZONE
POLYMETALLIC
MINERALIZATION
PROSPECTIVE FOR
POLYMETALLIC
MINERALIZATION
0.001 oz/ton gold and
10.2 oz/ton silver
3% Cu, 10% Pb, 18% Zn
over 4.4 ft
SCALE
0 500 1000
FEET
JANUARY 2018
PROGRAMMED DRILL HOLE
DRILL HOLE INTERCEPT
$140 NSR + CUTOFF FOR UG MINING
FAULT